UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)           August 17, 2005
ProCentury Corporation

(Exact name of registrant as specified in its charter)

Ohio	000-50641	31-1718622

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

465 Cleveland Avenue, Westerville, Ohio	43082

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code           614-895-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01. Regulation FD Disclosure.
On August 18, 2005, ProCentury Corporation, an Ohio corporation (the “Company), announced that on August 17, 2005 its Board of Directors had declared a dividend on the Company’s common shares of $ 0.02 per share payable on September 21, 2005 to shareholders of record on August 31, 2005. A copy of the press release including such announcement is furnished as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit 99.1 – Press Release, dated August 18, 2005
The information in this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProCentury Corporation
Date: August 18, 2005	By:	/s/ Charles D. Hamm, Jr.
Charles D. Hamm, Jr.
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX
Exhibit 99.1      Press Release, dated August 18, 2005

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